Exhibit 99.1

NORDICUS PARTNERS A/S

FINANCIAL STATEMENTS

JUNE 30, 2022 AND DECEMBER 31, 2021

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of Nordicus Partners A/S

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Nordicus Partners A/S (the "Company") as of June 30, 2022 and December 31, 2021, the related statement of operations, stockholders' equity (deficit), and cash flows for the period January 1, 2022 through June 30, 2022 and the period August 12, 2020 through December 31, 2021, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2022 and December 31, 2021, and the results of its operations and its cash flows for the period January 1, 2022 through June 30, 2022 and the period August 12, 2020 through December 31, 2021, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2023

Lakewood, CO

March 1, 2023

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Nordicus Partners A/S BALANCE SHEETS

	June 30,	December 31,
	2022	2021
ASSETS
Current Assets:
Cash	$3,884	$5,143
Investment in publicly listed shares	5,377	16,100
Total Assets	$9,261	$21,243

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued expenses	$2,115	$1,224
Accounts payable - related parties	1,912	136,990
Total Current Liabilities	4,027	138,214

Total Liabilities	4,027	138,214

Shareholders’ Equity (Deficit):
Common stock, DKK $1 par value, 40,000 shares authorized; 40,000 shares issued and outstanding	6,348	6,348
Additional paid-in capital	91,630	—
Accumulated deficit	(105,830)	(128,123)
Accumulated other comprehensive income	13,086	4,804
Total Shareholders’ Equity (Deficit)	5,234	(116,971)
Total Liabilities and Shareholders’ Deficit	$9,261	$21,243

The accompanying notes are an integral part of these financial statements.

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Nordicus Partners A/S

STATEMENTS OF OPERATIONS

	For the Period from January 1, 2022, through June 30, 2022	For the Period from August 12, 2020, through December 31, 2021
Operating Expenses:
General and administrative	$1,160	$2,251
Total operating expenses	1,160	2,251

Loss from Operations	(1,160)	(2,251)

Other Income (Expense):
Unrealized gain (loss) in publicly listed shares	24,310	(122,096)
Interest expense	(25)	(39)
Interest expense – related party	(832)	(3,737)
Total other income (expense)	23,453	(125,872)

Net income (loss)	$22,293	$(128,123)

Other comprehensive income:
Foreign currency translation adjustment	8,282	4,804
Comprehensive income (loss)	$30,575	$(123,319)

Income (loss) per Common Share:
Basic and Diluted	$0.56	$(3.20)

Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	40,000	40,000

The accompanying notes are an integral part of these financial statements.

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Nordicus Partners A/S STATEMENT OF SHAREHOLDERS’ EQUITY (DEFICIT)

	Common Stock		Additional Paid-in	Accumulated	Other Comprehensive	Total Shareholders’ Equity
	Shares	Amount	Capital	Deficit	Income	(Deficit)
Balance, August 12, 2020	40,000	$6,348	$—	$—	$—	$6,334
Net Loss	—	—	—	(128,123)	4,804	(123,319)
Balance, December 31, 2021	40,000	6,348	—	(128,123)	4,804	(116,971)
Contributions from related parties	—	—	91,630	—	—	91,630
Net Income	—	—	—	22,293	8,282	30,575
Balance, June 30, 2022	40,000	$6,348	$91,630	$(105,830)	$13,086	$5,234

The accompanying notes are an integral part of these financial statements.

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Nordicus Partners A/S STATEMENTS OF CASH FLOWS

	For the Period from January 1, 2022, through June 30, 2022	For the Period from August 12, 2020, through December 31, 2021
Cash Flows from Operating Activities:

Net income (loss)	$22,293	$(128,123)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Unrealized gain (loss) of publicly listed shares	(24,310)	122,096
Changes in operating assets and liabilities:
Accounts payable	891	1,224
Accounts payable - related parties	(135,078)	136,990
Net cash (used) provided by operating activities	(136,204)	132,187

Cash Flows from Investing Activities:
Purchase of publicly listed shares	—	(133,400)
Sale of publicly listed shares	32,785	—
Net cash provided (used) by investing activities	32,785	(133,400)

Cash Flows from Financing Activities:
Contribution from related parties	91,630	—
Net cash provided by financing activities	91,630	—

Effect of exchange rate on cash	10,530	6,356
Net change in cash	(11,789)	(1,213)
Cash, beginning of year	5,143	—
Cash, end of year	$3,884	$5,143

Supplemental disclosures of cash flow information:
Interest paid	$—	$—
Income tax paid	$—	$—

The accompanying notes are an integral part of these financial statements.

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Nordicus Partners A/S

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2022

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Nordicus Partners A/S (the “Company”, “we”, “us”, or the “organization”) is an investment company focused on investments in both listed and unlisted companies in Denmark and USA.

The fiscal year end of the Company has been changed from December 31 to June 30 beginning January 1, 2022. The presented financial statements contain two different periods, 1) January 1, 2022 through June 30, 2022 (6 months) and from August 12, 2020 through December 31, 2021 (16 month). Due to the limited activity of the Company management considers the two periods comparable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s accounting estimates include the collectability of receivables, useful lives of long-lived assets and recoverability of those assets, impairment in fair value of goodwill, valuation allowances for income taxes, stock-based compensation.

Concentration of Credit Risk

We maintain our cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. We continually monitor our banking relationships and consequently have not experienced any losses in our accounts. We believe we are not exposed to any significant credit risk on cash.

Cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents for the periods ended June 30, 2022 or December 31, 2021.

Translation Adjustment

The accounts of the Company and its financial statements are maintained in Danish Crowns - DKK. Such financial statements were translated into USD in accordance with the Foreign Currency Matters Topic of the Codification (ASC 830), with the DKK as the functional currency. According to the Codification, all assets and liabilities are translated at the current exchange rate at respective balance sheets dates, equity accounts are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with the Comprehensive Income Topic of the Codification (ASC 220), as a component of shareholders’ equity. Transaction gains and losses are reflected in the income statement.

Comprehensive Income

The Company uses SFAS 130 “Reporting Comprehensive Income” (ASC Topic 220). Comprehensive income is comprised of net income and all changes to the statements of stockholders’ deficit. Comprehensive income for the periods presented are included in net income (loss) as foreign currency translation adjustments.

Investments

The Company follows ASC subtopic 321-10, Investments-Equity Securities which requires the accounting for an equity security to be measured at fair value with changes in unrealized gains and losses included in current period operations. Where an equity security is without a readily determinable fair value, the Company may elect to estimate its fair value at cost minus impairment plus or minus changes resulting from observable price changes.

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Stock-based Compensation

In June 2018, the FASB issued ASU 2018-07, Compensation – Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting. ASU 2018-07 allows companies to account for nonemployee awards in the same manner as employee awards. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within those annual periods. We adopted this ASU on January 1, 2019.

Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP) and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1: Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2: Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3: Pricing inputs that are generally unobservable inputs and not corroborated by market data.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses and accrued expenses approximate their fair value because of the short maturity of those instruments.

Net income (loss) per common share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented.

Income Taxes

The Company is domiciled in Denmark and eligible for Danish income tax of 22%.

Recently issued accounting pronouncements

The Company has implemented all new applicable accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has no revenue, $9,261 of current asset and an accumulated deficit of $105,830 as of June 30, 2022. Due to these conditions, it raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern.

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NOTE 4 - MARKETABLE SECURITIES

On April 1, 2021, the company acquired 67.084 shares in Rocketfuel, Inc. for $133,400 (DKK 872.000). In 2022 the company sold 33.542 of the shares for $32,785 (DKK 232.566).

As of June 30, 2022, and December 31, 2021, the Company’s marketable securities were classified as follows:

As of June 30, 2022
	Cost	Gross Unrealized Gains	Gross Realized Gains	Fair Value
Available-for-sale:
Corporate Stocks	$—	$—	$24,310	$5,377
Total	$—	$—	$24,310	$5,377

As of December 31, 2021
	Cost	Gross Unrealized Gains	Gross Realized Losses	Fair Value
Available-for-sale:
Corporate Stocks	$133,400	$(122,096)	$—	$16,100
Total	$133,400	$(122,096)	$—	$16,100

NOTE 5 – SHAREHOLDERS’ EQUITY

The company has 40,000 shares of common stock issued and outstanding. The shares are owned by the following shareholders:

GK Partners ApS owns 34,000 shares, for an 85% ownership.

Henrik Rouf owns 4,000 shares for a 1 0% ownership.

Life Science Power House ApS owns 2,000 shares for a 5% ownership.

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company has borrowed funds from its related parties when needed. During 2021 the Company borrowed approximately $64,770 (459.468 DKK ) from Kama ApS and approximately $61,460 (436.000 DKK) from GK Partners.

During 2022 Kama ApS and GK Partners ApS converted the amounts due to them into a capital contribution of $91,630 (650.000 DKK) presented as an increase to additional paid in capital under shareholder’s equity.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) management has performed an evaluation of subsequent events through the date that the financial statements were issued and has determined that it does not have any material subsequent events to disclose in these financial statements.

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